UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): December 9, 2013
MILLER ENERGY RESOURCES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Tennessee
(State or Other Jurisdiction of Incorporation)

001-34732	26-1028629
(Commission File Number)	(IRS Employer Identification No.)

9721 Cogdill Road, Suite 302
Knoxville, TN 37932
(Address of Principal Executive Offices)
(865) 223-6575
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure.

On December 12, 2013, we issued a press release announcing the results of updated reserve reports prepared by Ryder Scott Company for our reserves in the Cook Inlet region of Alaska as well as the reserves we expect to acquire upon the closing of our planned acquisition of the North Fork Unit in that region. Attached as Exhibit 99.1 is our press release relating to the update referred to in Item 8.01 below.

Pursuant to General Instruction B.2 of Form 8-K, the information in this Item 7.01 of Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise be subject to the liabilities of that section, nor is it incorporated by reference into any filing of Miller Energy Resources, Inc. under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 8.01    Other Events.

On December 9, 2013, we received a new reserve report (the “CIE Report”) from the Ryder Scott Company, L.P. (“RSC”) estimating the value and amounts of the hydrocarbon reserves held by our wholly owned subsidiary, Cook Inlet Energy, LLC, in the Cook Inlet region of Alaska. On December 10, 2013, we received a second reserve report (the “NFU Report”) from RSC estimating the value and amounts of the hydrocarbon reserves attributable to the North Fork Unit in the Cook Inlet region. As previously reported by us on November 25, 2013, we have entered into a binding agreement for the acquisition of the North Fork Unit.

The CIE Report and NFU Report give the following estimates of our proved developed reserves, rounded off:

($ in millions) Reserve Category	Cook Inlet Energy 4/30/2013 (Previous Reserve Report)	Cook Inlet Energy 12/1/2013 (CIE Report)	North Fork Acquisition 12/1/2013 (NFU Report)
Proved Developed Producing PV-10 value	$32.8	$279.2	$42.0
Proved Developed Producing MBOE	1,613	5,592	1,245

Proved Developed Non-Producing PV-10 value	$—	$18.7	$25.9
Proved Developed Non-Producing MBOE	—	544	1,013

Total Proved Developed PV-10 value	$32.8	$297.8	$67.9
Total Proved Developed MBOE	1,613	6,136	2,258

The majority of the increase to the existing asset base is attributable to the success of the Sword-1 well, with recoverable reserves of 898 Mbbls and a PV-10 value of $63.4 million, our RU-2A well, with recoverable reserves of 1.5 MMbbls and a PV-10 value of $78.0 million, our RU-1A well, with recoverable reserves of 1.0 MMbbls and a PV-10 value of $52.0 million, and our RU-5A well, with recoverable reserves of 516 Mbbls and a PV-10 value of $25.1 million.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release dated December 12, 2013 announcing a substantial increase in the value of our reserves located in the Cook Inlet area of Alaska based on a report issued by Ryder Scott Company

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 12, 2013	Miller Energy Resources, Inc.
By: /s/ Scott M. Boruff
Scott M. Boruff
Chief Executive Officer